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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NUMBER 33-67854
                                                --------

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 7, 2001
                                                           -----------




                              CMI INDUSTRIES, INC.
                              --------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                        57-0836097
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 (STATE OR OTHER JURISDICTION OF                         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NO.)


         1301 GERVAIS STREET, SUITE 700, COLUMBIA, SOUTH CAROLINA 29201
         --------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (803) 771-4434
                                                            --------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
     (FORMER NAME, FORMER ADDRESS AND FORMAL FISCAL YEAR, IF CHANGED SINCE
                                  LAST REPORT)




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ITEM 5.    OTHER EVENTS.

Filing of Involuntary Bankruptcy Proceeding

         On May 7, 2001, CMI Industries, Inc. (the "Company") announced that an involuntary petition was filed against the Company under the Bankruptcy Code by certain holders of the Company's 9 1/2% Senior Subordinated Notes due 2003. Under the bankruptcy laws, the Company has full authority to continue to operate its business and to carry out its other business plans without court supervision unless and until a court hearing is resolved adverse to the Company. The Company also announced it intends to vigorously seek the dismissal of the unwarranted lawsuit if it is not first dismissed by the petitioning bondholders.

         On May 8, 2001, the Company announced that it filed a motion in the United States Bankruptcy Court for the District of Delaware requesting dismissal of the involuntary petition filed against it by those certain bondholders of the Company's 9 1/2% Senior Subordinated Notes due 2003. The motion states that the involuntary petition should be dismissed because the Indenture which sets forth the rights between the parties prohibits the petitioning creditors from filing an involuntary petition against the Company. Additionally, the Company argues in the motion that the petitioning creditors have filed the involuntary petition in bad faith, their claims being subject to a bona fide dispute making the claims ineligible for an involuntary petition filing.

         In addition, the Company and its senior secured bank lender filed an emergency motion in the Bankruptcy Court seeking declaratory relief that the Company may continue to utilize the borrowing capacity that, but for the bondholder's action, the Company would enjoy under its existing senior secured bank facility.

Ceasing Production of Woven Greige Fabrics in Clinton, South Carolina and Plant Closing

         The Company recently announced that it will no longer produce woven greige fabrics made of spun yarn and will close its remaining greige fabrics operations in Clinton, South Carolina located at its Vance Complex. In deciding to cease producing woven greige fabrics and shut down its Vance Complex, the Company cited continuing competition from imported textile goods and a general softness in the textile industry. The closure of the Vance Complex is estimated to occur gradually over the next few months and is expected to close completely on or about July 8, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) and (b) not applicable.

         (c)      Exhibits.

                  99.1 Press Release issued by CMI Industries, Inc. dated May 7, 2001.

                  99.2 Press Release issued by CMI Industries, Inc. dated May 8, 2001.

                  99.3 Press Release issued by CMI Industries, Inc. dated May 9, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CMI INDUSTRIES, INC.


Date:  May 10, 2001                          By:  /s/ JAMES A. OVENDEN
                                                 -----------------------
                                                 James A. Ovenden
                                                 Senior Vice President and
                                                 Chief Financial Officer


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